AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 13th day of June, 2000, among Cybertel Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL as listed on Exhibit A hereto and who will execute and deliver a copy of the Agreement (the "LDVL Stockholders").

                       W I T N E S S E T H:

                             RECITALS

          WHEREAS, the respective Boards of Directors of Cybertel and LDVL have adopted resolutions pursuant to which Cybertel shall acquire and the LDVL Stockholders shall exchange 100% of the outstanding common stock of LDVL; and

          WHEREAS, the sole consideration for 100% interest in LDVL shall be the exchange of $0.001 par value common stock of Cybertel (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

          WHEREAS, the LDVL Stockholders shall acquire in exchange the "restricted securities" of Cybertel in a reorganization within the meaning of
Section 368(a)(1)(B), Section 351 or other available sections, laws or rules and regulations of the Internal Revenue Code of 1986, as amended;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                            Section 1

                        Exchange of Stock

           1.1 Number of Shares. The LDVL Stockholders agree to transfer to Cybertel at the closing (the "Closing") 100% of the outstanding securities of LDVL, listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "LDVL Shares"), in exchange for 700,000 shares of common stock of Cybertel, as outlined in Exhibit A. Taking into account the current outstanding shares of Cybertel's common stock, amounting to approximately 4,734,243 shares, there will be approximately 5,434,243 outstanding shares of the reorganized Cybertel on the Closing.

           1.2 Warrants. Cybertel shall issue, pursuant to a Warrant Agreement, 51,783 warrants at an exercise price of $8.00 per warrant to those persons or entities listed on Exhibit B hereto.

           1.3 Funding. Cybertel shall fund LDVL up to $1.3 million as required by the LDVL Business Plan, such funding to be mutually agreed upon by the parties and submitted to Cybertel's Board of Directors. Cybertel has agreed to provide $500,000 of this amount on the Closing.

           1.4 Delivery of Certificates by LDVL Stockholders. The transfer of the LDVL Shares by the LDVL Stockholders shall be effected by the delivery to Cybertel at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Cybertel and with all necessary transfer taxes and other revenue stamps affixed and acquired at the LDVL Stockholders' expense.

           1.5 Further Assurances. At the Closing and from time to time thereafter, the LDVL Stockholders shall execute such additional instruments and take such other action as Cybertel may request in order to exchange and transfer clear title and ownership in the LDVL Shares to Cybertel.

           1.6 Closing. The Agreement will be deemed to be completed on receipt of the signatures of the LDVL Stockholders who own not less than 80% of the outstanding securities, and on the execution and delivery of the Agreement and related Exhibits and consents by LDVL and Cybertel.

                            Section 2

                             Closing

          The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Agreement, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                            Section 3

            Representations and Warranties of Cybertel

          Cybertel represents and warrants to, and covenants with, the LDVL Stockholders and LDVL as follows:

           3.1 Corporate Status. Cybertel is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Cybertel is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations.

                 3.2 Capitalization. The current pre-Agreement authorized capital stock of Cybertel consists of 20,000,000 shares of $0.001 par value common voting stock, of which approximately 4,734,243 shares are issued and outstanding, all fully paid and non-assessable; and 5,000,000 shares of $0.001 par value preferred stock, 5,000 shares of which have been designated as Series A 6% Convertible Preferred Stock, and 3,000 shares of which are issued and outstanding, with an option to acquire the remaining 2,000 shares of this class of preferred stock at an aggregate price of $2,000,000 having been
granted.   Except as otherwise provided herein or in the Certificate of
Designation respecting the Series A 6% Convertible Preferred Stock respecting, among other rights, privileges and preferences, the conversion of this Series to common stock of Cybertel, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or preferred stock of Cybertel. Cybertel is continuing to offer shares of its "restricted securities" (common stock) pursuant to a Confidential Private Offering Memorandum dated February 14, 2000 (the "Memorandum"), through Capital Growth Resources ("Capital Growth"), a registered broker/dealer, to a maximum offering of 1,000,000 shares for an aggregate total of $8,000,000. If the maximum offering is completed, Capital Growth could earn a maximum of 145,000 warrants entitling it to acquire 145,000 shares of Cybertel's "restricted securities" (common stock") at a price of $0.01 per share for an aggregate total of $1,450.

            3.3 Financial Statements. The financial statements of Cybertel furnished to the LDVL Stockholders and LDVL, consisting of audited financial statements for the years ended December 31, 1999 and 1998, and for the period ended March 31, 2000, attached hereto as Exhibit C and incorporated herein by reference, are correct and fairly present the financial condition of Cybertel at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            3.4 Undisclosed Liabilities. Cybertel has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

                 3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of Cybertel which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Cybertel, payments of any dividend or other distribution in respect of any class of stock of Cybertel, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

            3.6 Title to Property. Cybertel has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Cybertel are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

            3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Cybertel, threatened, against or relating to Cybertel, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an "affiliate" of Cybertel is party to any material legal proceeding which could have an adverse effect on Cybertel (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Cybertel.

            3.8 Books and Records. From the date of this Agreement to the Closing, Cybertel will (1) give to the LDVL Stockholders and LDVL or their respective representatives full access during normal business hours to all of Cybertel's offices, books, records, contracts and other corporate documents and properties so that the LDVL Stockholders and LDVL or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Cybertel as the LDVL Stockholders and LDVL or their respective representatives may reasonably request.

                 3.9 Tax Returns. Cybertel has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

           3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Cybertel and its representatives will keep confidential any information which they obtain from the LDVL Stockholders or from LDVL concerning the properties, assets and business of LDVL. If the transactions contemplated by this Agreement are not consummated by June 30, 2000, Cybertel will return to LDVL all written matter with respect to LDVL obtained by Cybertel in connection with the negotiation or consummation of this Agreement.

           3.11 Corporate Authority. Cybertel has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the LDVL Stockholders and LDVL or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by Cybertel's officers and performance thereunder, and that the directors adopting and delivering such resolutions are the duly elected and incumbent directors of Cybertel.

                3.12 Due Authorization. Execution of this Agreement and performance by Cybertel hereunder have been duly authorized by all requisite corporate action on the part of Cybertel, and this Agreement constitutes a valid and binding obligation of Cybertel and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Cybertel.

           3.13 Environmental Matters. Cybertel has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Cybertel or Cybertel's predecessors. In addition, to the best knowledge of Cybertel, there are no substances or conditions which may support a claim or cause of action against Cybertel or any of Cybertel's current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

           3.14 Access to Information Regarding LDVL. Cybertel acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting LDVL and LDVL's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of LDVL, and with the legal and accounting firms of LDVL, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Cybertel's complete satisfaction.

                            Section 4

        Representations, Warranties and Covenants of LDVL
                    and the LDVL Stockholders

          LDVL and the LDVL Stockholders represent and warrant to, and covenant with, Cybertel as follows:

            4.1 Ownership. The LDVL Stockholders own the LDVL Shares, free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the LDVL Shares owned without qualification.

            4.2 Corporate Status. LDVL is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of LDVL's business or the character or ownership of LDVL properties makes such licensing or qualification necessary.

                 4.3 Capitalization. The authorized capital stock of LDVL consists of 10,000,000 shares of common stock, $0.001 par value per share, of which 2,478,335 shares are issued and outstanding, all fully paid and non-
assessable.   Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of LDVL.

                 4.4 Financial Statements. The financial statements of LDVL furnished to Cybertel, consisting of an unaudited balance sheet as of March
31, 2000, and an unaudited Statement of Income for the three months ended
March 31, 2000, attached hereto as Exhibit E and incorporated herein by reference, are correct and fairly present the financial condition of LDVL as of these dates and for the periods involved, and such statements were prepared by management in good faith from the books and records of LDVL, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            4.5 Undisclosed Liabilities. LDVL has no material liabilities of any nature except to the extent reflected or reserved against in the trial balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit F attached hereto and incorporated herein by reference.

            4.6 Interim Changes. Since the date of the trial balance sheet, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of LDVL, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of LDVL, payment of any dividend or other distribution in respect of the capital stock of LDVL, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

            4.7 Title to Property. LDVL has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in the trial balance sheet, and the properties and assets of LDVL are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the balance sheet or in Exhibit F, with respect to which no default exists.

            4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of LDVL, threatened, against or relating to LDVL or its properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of LDVL is party to any material legal proceeding which could have an adverse effect on LDVL (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to LDVL.

            4.9 Books and Records. From the date of this Agreement to the Closing, the LDVL Stockholders will cause LDVL to (1) give to Cybertel and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Cybertel may inspect and audit them; and (2) furnish such information concerning the properties and affairs of LDVL as Cybertel may reasonably request.

           4.10 Tax Returns. LDVL has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

           4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), LDVL, the LDVL Stockholders and their representatives will keep confidential any information which they obtain from Cybertel concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by June 30, 2000, LDVL and the LDVL Stockholders will return to Cybertel all written matter with respect to Cybertel obtained by them in connection with the negotiation or consummation of this Agreement.

           4.12 Investment Intent. The LDVL Stockholders are acquiring the shares to be exchanged and delivered to them under this Agreement for investment and not with a view to the sale or distribution thereof, and the LDVL Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Cybertel shares. The LDVL Stockholders shall execute and deliver to Cybertel on the Closing an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of Cybertel being received under the Agreement in exchange for the LDVL Shares; receipt of certain material information regarding Cybertel; and whereby each is compromising and/or waiving any claims each has or may have against LDVL by reason of the purchase of any securities of LDVL by each or any of them prior to the Closing of the Agreement.

                4.13 Corporate Authority. LDVL has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to Cybertel or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

                4.14 Due Authorization. Execution of this Agreement and performance by LDVL hereunder have been duly authorized by all requisite corporate action on the part of LDVL, and this Agreement constitutes a valid and binding obligation of LDVL and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of LDVL.

           4.15 Environmental Matters. LDVL and the LDVL Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of LDVL or its predecessors. In addition, to the best knowledge of LDVL, there are no substances or conditions which may support a claim or cause of action against LDVL or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          4.16 Access to Information Regarding Cybertel. LDVL and the LDVL Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Cybertel and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Cybertel, and with the legal and accounting firms of Cybertel, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                            Section 5

           Conditions Precedent to Obligations of LDVL and the LDVL Stockholders

          All obligations of LDVL and the LDVL Stockholders under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

                 5.1 Representations and Warranties True at Closing. The representations and warranties of Cybertel contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            5.2 Due Performance. Cybertel shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

            5.3 Officers' Certificate. LDVL and the LDVL Stockholders shall have been furnished with a certificate signed by the President of Cybertel, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Cybertel contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit C hereto), there has been no material adverse change in the financial condition, business or properties of Cybertel, taken as a whole.

                            Section 6

         Conditions Precedent to Obligations of Cybertel

          All obligations of Cybertel under this Agreement are subject, at Cybertel's option, to the fulfillment, before or at the Closing, of each of the following conditions:

                 6.1 Representations and Warranties True at Closing. The representations and warranties of LDVL and the LDVL Stockholders contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            6.2 Due Performance. LDVL and the LDVL Stockholders shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

            6.3 Officers' Certificate. Cybertel shall have been furnished with a certificate signed by the President of LDVL, in such capacity, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of LDVL and the LDVL Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of LDVL, taken as a whole.

            6.4 Books and Records. The LDVL Stockholders or the Board of Directors of LDVL shall have caused LDVL to make available all books and records of LDVL, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Cybertel at Closing.

            6.5 Stockholder's Consent. The Agreement will be deemed to be completed on receipt of the signatures of the LDVL Stockholders who own not less than 80% of the outstanding securities, and on the execution and delivery of the Agreement and related Exhibits and consents by LDVL and Cybertel.

                            Section 7

                           Termination

          Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by either the directors of Cybertel or LDVL and the LDVL Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of Cybertel or LDVL and the LDVL Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                            Section 8

                        General Provisions

            8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                 8.2 Waiver. Any failure on the part of any party hereto to comply with any of Cybertel obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                 8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

            8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

               If to Cybertel:          4275 Executive Square, Suite 510
                                        La Jolla, California 92037

                         With a copy to:          Leonard W. Burningham, Esq.
                                             455 East 500 South, #205
                                             Salt Lake City, Utah 84111

               If to LDVL:              75 Montgomery Street
                                             Jersey City, New Jersey 10007

                         If to the LDVL
                         Stockholders:            To the addresses listed on
Exhibit A

            8.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

           8.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            8.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

            8.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

           8.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                                  CYBERTEL COMMUNICATIONS CORP.


Date: 6/15/2000.                   By/s/Richard D. Mangiarelli
                                       Richard D. Mangiarelli, President


                              L.D.V.L., INC.


Date: 6/13/00.                By/s/Kevin P. Johnson
                                        Kevin P. Johnson, President

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Salvatore & Jean Badalamenti
                              Name (Please Print)


                              /s/Salvatore Badalamenti
                                   /s/Jean Badalamenti
                              Signature


                              15 Pheasant Lane
                              Scotch Plains, NJ 07076

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Vincent & Kathleen Griffo
                              Name (Please Print)


                              /s/Vincent Griffo
                              /s/Kathleen Griffo
                              Signature


                              6 Anchorage Lane
                              Oyster Bay, NJ 11771

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              William V. Griffo & Jean Marie IRA
                              Name (Please Print)


                              /s/William V. Griffo
                              /s/Jean Marie Griffo
                              Signature


                              30 St. Luke's St.
                              London, Sw3-3RP U.K.

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Steven Greenberg & Michael Schimler
                              Name (Please Print)


                              /s/Steven Greenberg
                              /s/Michael Schimler
                              Signature


                              19 Holly Lane
                              Essex Fells, NJ 07021

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 13th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Kevin P. Johnson & Cindy Johnson
                              Name (Please Print)


                              /s/Kevin P. Johnson
                              Signature


                              2 Bittersweet Lane
                              Far Hills, NJ 07931

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Ron & Debbie LeClair
                              Name (Please Print)


                              /s/Ron LeClair
                              /s/Debbie LeClair
                              Signature


                              10 Skyline Drive
                              Warren, NJ 07059

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              John Manzione
                              Name (Please Print)


                              /s/John Manzione
                              Signature


                              160 Bay Ridge Parkway
                              Brooklyn, NY 11209

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Peter & Sara Maniscalco
                              Name (Please Print)


                              /s/Peter Maniscalco
                              /s/Sara Maniscalco
                              Signature


                              105 Jansen St.
                              State Island, NY 12512

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Michael & Jeannine Paladino
                              Name (Please Print)


                              /s/Michael Paladino
                              /s/Jeannine Paladino
                              Signature


                              6 Midfarm Road
                              Rockville Center
                              Long Island, NY 11570

               AGREEMENT AND PLAN OF REORGANIZATION
                    COUNTERPART SIGNATURE PAGE


          This Counterpart Signature Page for that certain Agreement and
Plan of Reorganization (the "Agreement") dated as of the 9th day of June, 2000, among Cybertel, Communications Corp., a Nevada corporation ("Cybertel"); L.D.V.L., Inc., a New Jersey corporation ("LDVL"); and the stockholders of LDVL (the "LDVL Stockholders"), who are signatories thereto, is executed by the undersigned, an LDVL Stockholder as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.




                              Michael A. & Ann Marie Riffice
                              Name (Please Print)


                              /s/Michael A. Riffice
                              /s/Ann Marie Riffice
                              Signature


                              38 St. Lukes St.
                              London SW3 3RP U.K.

                            EXHIBIT A
                                                  Number of Shares of
                                 Number of Shares               Cybertel
                                Owned of                      to be
          Name                 LDVL                 Received in Exchange

Salvatore & Jean Badalamenti                33,334                         9,415
15 Pheasant Lane
Scotch Plains, N.J.  07076

Vincent & Kathleen Griffo                  200,000                        56,490
6 Anchorage Lane
Oyster Bay, N.Y.  11771

William V. Griffo & Jean Marie  IRA              33,334                    9,415
30 St. Luke's St.
London, SW3-3RP U.K.

Steven Greenberg &                     21,667                         6,120
Michael Schimler
19 Holly Lane
Essex Fells, N.J. 07021

Kevin & Cindy Johnson                    1,000,000                       282,448
2 Bittesweet Lane
Far Hills, N.J.  07931

Ron & Debbie LeClair                       100,000                        28,244
10 Skyline Drive
Warren, N.J.  07059

John Manzione                       1,000,000                       282,448
160 Bay Ridge Parkway
Brooklyn, N.Y.  11209

Peter & Sara Maniscalco                     50,000                        14,122
105 Jansen St.
State Island, N.Y.  12512

Michael & Jeannine Paladino                 20,000                         5,649
6 Midfarm Road
Rockville Cntr.
Long Island, N.Y.  11570

Michael A. & Ann Marie Riffice              20,000                         5,649
38 St. Lukes St.
London SW3 3RP  U.K.

          Total:                    2,478,335                       700,000

                            EXHIBIT B

                                                       Number of Cybertel
                                                          Warrants to be
     Name                                              Received in Exchange

Salvatore & Jean Badalamenti                                              13,450
15 Pheasant Lane
Scotch Plains, N.J.  07076

William V. Griffo & Jean Marie  IRA                                      13,450
30 St. Luke's St.
London, SW3-3RP U.K.

Steven Greenberg &                                                    8,743
Michael Schimler
19 Holly Lane
Essex Fells, N.J. 07021

Michael & Jeannine Paladino                                                8,070
6 Midfarm Road
Rockville Cntr.
Long Island, N.Y.  11570

Michael A. & Ann Marie Riffice                                             8,070
38 St. Lukes St.
London SW3 3RP  U.K.


                              Total:                       51,783

                            EXHIBIT C

                  CYBERTEL COMMUNICATIONS CORP.

                       FINANCIAL STATEMENTS

                       FOR THE YEARS ENDED
                    DECEMBER 31, 1999 and 1998

                       AND THE PERIOD ENDED
                          MARCH 31, 2000

          These financials are incorporated herein by reference from Cybertel's 10-QSB for the quarter ended March 31, 2000 and 10-KSB for the year ended December 31, 1999.

                            EXHIBIT D


          None.

                            EXHIBIT E


                          L.D.V.L., INC.

                  UNAUDITED FINANCIAL STATEMENTS
                       AS OF MARCH 31, 2000

                          L.D.V.L., Inc.
                       STATEMENT OF INCOME
     For The One Month and Three Months Ended March 31, 2000

                  CURRENT PERIOD                   YEAR TO DATE

                Dept 1   Dept 2   Total       Dept 1    Dept 2    Total
Revenue
Cost of
Goods sold

Expenses

Advertising   10,779.50     0.00  10,779.50    14,079.50    0.00   14,079.50
Equipment Rent     0.00     0.00       0.00         0.00    0.00    3,129.00
Interest         376.72     0.00     376.72       376.72    0.00      376.72
Insurance        250.00     0.00     250.00       750.00    0.00      750.00
Office Expense     0.00     0.00       0.00       995.00    0.00      995.00
Sales Salaries18,750.00     0.00  18,750.00    33,750.00    0.00   33,750.00
Payroll Taxes  1,434.38   555.00   2,045.38     2,581.90  869.50    3,563.40
Rent           8,956.75     0.00  12,865.75    16,524.94    0.00   23,253.94
Stationary &
Postage           174.00    0.00     174.00    42,801.46    0.00   42,801.46
Telephone          20.65    0.00      20.65     1,570.26    0.00    1,570.26
Travel-Local      121.38    0.00     121.38     5,493.15    0.00    5,493.15
TOTAL EXPENSES 40,863.38  555.00  45,403.38   120,922.93  869.50  128,762.43
INCOME FROM
OPERATIONS    (40,863.38)(555.00)(45,403.38) (120,922.93)(869.50)(128,762.43)

NET INCOME    (40,863.38)(555.00)(45,403.38) (120,922.93)(869.50)(128,762.43)

                          L.D.V.L., INC.
   STATEMENT OF ASSETS, LIABILITIES AND EQUITY-INCOME TAX BASIS
                          MARCH 31, 2000

                              ASSETS

Current Assets
  Cash in banks                            $625,946.70

        Total Current Assets                                  $625,946.70

Other Assets
  Security Deposits                           3,200.00
  Loan Receivable Officer                    23,873.60
        Total Other Assets                                      27,073.60
               TOTAL ASSETS                                   $653,020.30

                          L.D.V.L., INC.
   STATEMENT OF ASSETS, LIABILITIES AND EQUITY-INCOME TAX BASIS
                          MARCH 31, 2000

                     LIABILITIES AND CAPITAL

Current Liabilities
  Notes Payable                           $  (4,000.00)
  Payroll Taxes Payable                       5,001.88
        Total Current Liabilities                                1,001.88

Long Term Liabilities
  Notes Payable                               2,280.85
        Total Long Term Liabilities                              2,280.85
              Total Liabilities                                  3,282.73

Capital
  Capital stock                             779,500.00
  Current Earnings                         (129,762.43)
              Total Capital                                    649,737.57

               TOTAL LIABILITIES AND CAPITAL                  $653,020.30

                            EXHIBIT F


          None.
                            EXHIBIT G







Pacific Stock Transfer
P. O. Box 93385
Las Vegas, Nevada 89193-3385

Cybertel Communications Corp.
4275 Executive Square, Suite 510
LaJolla, California 92037

Re: Exchange of shares of L.D.V.L., Inc., a New Jersey corporation ("LDVL"), for shares of Cybertel
          Communications Corp., a Nevada corporation ("Cybertel or "the Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") between the undersigned, LDVL and Cybertel, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Agreement; that I have received and personally reviewed a copy of any and all material documents regarding the Company, including, but not limited to the Company's 10-KSB Annual Report for the year ended December 31, 1999; all reports or registration statements filed with the Securities and Exchange Commission during the past 12 months; all documents respecting the issuance and designation of Series A 6% Convertible Preferred Stock; and the Confidential Private Placement Memorandum of Cybertel dated February 14, 2000. I represent and warrant that no director or officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or, I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accounting firm for Cybertel is Malone & Bailey PLLC, 5444 Westheimer, #2080, Houston, Texas 77056; Telephone #713-840-1210; and that legal counsel for Cybertel is Leonard W. Burningham, Esq., 455 East 5th South, Suite 205, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I also understand that I must bear the economic risk of ownership of any of the Cybertel shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to LDVL for use by Cybertel as they are made to induce you to issue me the shares of Cybertel under the Agreement, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for Cybertel, all shares of Cybertel to be issued and delivered to me in exchange for my shares of LDVL shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Cybertel will attempt to accommodate any stockholders' request where Cybertel views the request is made for valid business or personal reasons so long as in the sole discretion of Cybertel, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Cybertel.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          ________________________________________________________
          (Name(s) and Number of Shares)

          ________________________________________________________
          (Address)

          ________________________________________________________
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this ________ day of _______________________, 2000.

                              Very truly yours,


                              ___________________________________

                           EXHIBIT H



                CERTIFICATE OF OFFICER PURSUANT TO

               AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Cybertel Communications Corp., a Nevada corporation ("Cybertel"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") between Cybertel and L.D.V.L., Inc., a New Jersey corporation ("LDVL"), and the stockholders of LDVL (the "LDVL Stockholders"):

          1. That he is the President of Cybertel and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to LDVL and the LDVL Stockholders.

          2. Based on his personal knowledge, information, belief and opinions of counsel for Cybertel regarding the Agreement:

              (i) All representations and warranties of Cybertel contained within the Agreement are true and correct;

             (ii) Cybertel has complied with all terms and provisions required of it pursuant to the Agreement; and

            (iii) There have been no material adverse changes in the financial position of Cybertel as set forth in its financial statements for the periods ended December 31, 1999 and 1998, except as set forth in Exhibit C to the Agreement.


                              CYBERTEL COMMUNICATIONS CORP.


                              By/S/Richard Mangiarelli
                                  Richard Mangiarelli, President

                            EXHIBIT I


                CERTIFICATE OF OFFICER PURSUANT TO

               AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of L.D.V.L., Inc., a New Jersey corporation ("LDVL"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Agreement") between LDVL, its stockholders (the "LDVL Stockholders") and Cybertel Communications Corp., a Nevada corporation ("Cybertel"):

          1. That he is the President of LDVL and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Cybertel.

          2.   Based on his personal knowledge, information, belief:

              (i) All representations and warranties of LDVL contained within the Agreement are true and correct;

             (ii) LDVL has complied with all terms and provisions required of it pursuant to the Agreement; and

            (iii) There have been no material adverse changes in the financial position of LDVL as set forth in its unaudited balance sheet as of March 31, 2000, and its unaudited statement of income for the three months ended March 31, 2000, except as set forth in Exhibit E to the Agreement.


                              L.D.V.L., INC.


                              By/s/Kevin P. Johnson
                               Kevin P. Johnson, President